Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
2nd Quarter Ended June 30, 2014

Investor Contact:        This report is for informational purposes only. It should be read in conjunction with documents filed by
Sarah Doran            Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.
Phone: (646)794-0590
Email: sarah.doran@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the adequacy of our loss reserves; negative rating agency actions; greater frequency or severity of unpredictable catastrophic events; the impact of acts of terrorism and acts of war; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•
Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information. On May 1, 2014, our shareholders approved a 3-for-1 stock split of the Company's common shares. All historical share and per share amounts reflect the effect of the stock split.

•
Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•
In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 32 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended				Six Months Ended
	June 30,		$	%	June 30,		$	%
	2014	2013	Difference	Difference	2014	2013	Difference	Difference
HIGHLIGHTS
Gross premiums written	$760,405	$765,200	$(4,795)	(0.6)%	$1,661,798	$1,602,281	$59,517	3.7%
Net premiums written	553,924	581,222	(27,298)	(4.7)%	1,325,538	1,276,274	49,264	3.9%
Net premiums earned	537,247	507,271	29,976	5.9%	1,067,532	970,499	97,033	10.0%
Underwriting income	51,925	86,941	(35,016)	(40.3)%	158,862	155,626	3,236	2.1%
Operating income	76,071	103,525	(27,454)	(26.5)%	205,930	187,693	18,237	9.7%
Net income	151,863	(1,862)	153,725	8,256%	328,835	157,130	171,705	109.3%

Total shareholders' equity	3,682,762	3,373,229	309,533	9.2%	3,682,762	3,373,229	309,533	9.2%
Cash flows provided by operating activities	145,842	120,073	25,769	21.5%	448,938	133,642	315,296	235.9%

PER SHARE AND SHARE DATA
Basic earnings (loss) per share
Net income (loss)	$1.55	$(0.02)	$1.57	7,850%	$3.33	$1.52	$1.81	119.1%
Operating income	$0.78	$1.00	$(0.22)	(22.0)%	$2.09	$1.82	$0.27	14.8%
Diluted earnings (loss) per share
Net income (loss)	$1.52	$(0.02)	$1.54	7,700%	$3.27	$1.48	$1.79	120.9%
Operating income	$0.76	$0.98	$(0.22)	(22.4)%	$2.05	$1.77	$0.28	15.8%

Book value per share	$37.99	$32.90	$5.09	15.5%	$37.99	$32.90	$5.09	15.5%
Diluted book value per share	$36.98	$32.06	$4.92	15.3%	$36.98	$32.06	$4.92	15.3%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income (loss)	16.6%	(0.2)%		16.8 pts	18.3%	9.4%		8.9 pts
Annualized ROAE, operating income	8.3%	12.2%		(3.9) pts	11.4%	11.2%		0.2 pts
Financial statement portfolio return	1.4%	(0.9)%		2.3 pts	2.6%	0.4%		2.2 pts

GAAP Ratios
Loss and loss expense ratio	58.6%	54.2%		(4.4) pts	55.3%	54.6%		(0.7) pts
Acquisition cost ratio	13.8%	12.7%		(1.1) pts	13.3%	12.5%		(0.8) pts
General and administrative expense ratio	17.9%	15.9%		(2.0) pts	16.5%	16.8%		0.3 pts
Expense ratio	31.7%	28.6%		(3.1) pts	29.8%	29.3%		(0.5) pts
Combined ratio	90.3%	82.8%		(7.5) pts	85.1%	83.9%		(1.2) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013
Revenues
Gross premiums written	$760,405	$901,393	$555,490	$580,893	$765,200	$1,661,798	$1,602,281
Net premiums written	$553,924	$771,614	$391,130	$453,077	$581,222	$1,325,538	$1,276,274

Net premiums earned	$537,247	$530,285	$524,561	$510,773	$507,271	$1,067,532	$970,499
Net investment income	36,793	47,619	47,270	39,271	37,635	84,412	71,023
Net realized investment gains (losses)	85,217	54,205	67,599	27,487	(115,198)	139,422	(35,561)
Total revenues	$659,257	$632,109	$639,430	$577,531	$429,708	$1,291,366	$1,005,961

Expenses
Net losses and loss expenses	$314,855	$275,286	$315,966	$276,970	$275,128	$590,141	$530,306
Acquisition costs	74,279	67,722	66,257	65,114	64,617	142,001	121,302
General and administrative expenses	96,188	80,340	100,467	88,553	80,585	176,528	163,265
Amortization of intangible assets	634	633	633	633	634	1,267	1,267
Interest expense	14,592	14,534	14,094	14,094	14,188	29,126	28,322
Foreign exchange loss	651	49	658	4,353	490	700	3,008
Total expenses	$501,199	$438,564	$498,075	$449,717	$435,642	$939,763	$847,470

Income (loss) before income taxes	$158,058	$193,545	$141,355	$127,814	$(5,934)	$351,603	$158,491
Income tax expense (benefit)	6,195	16,573	3,448	4,971	(4,072)	22,768	1,361
Net income (loss)	$151,863	$176,972	$137,907	$122,843	$(1,862)	$328,835	$157,130

GAAP Ratios
Loss and loss expense ratio	58.6%	51.9%	60.2%	54.2%	54.2%	55.3%	54.6%
Acquisition cost ratio	13.8%	12.8%	12.6%	12.7%	12.7%	13.3%	12.5%
General and administrative expense ratio	17.9%	15.2%	19.2%	17.3%	15.9%	16.5%	16.8%
Expense ratio	31.7%	28.0%	31.8%	30.0%	28.6%	29.8%	29.3%
Combined ratio	90.3%	79.9%	92.0%	84.2%	82.8%	85.1%	83.9%

Per Share Data
Basic earnings per share
Net income (loss)	$1.55	$1.78	$1.37	$1.20	$(0.02)	$3.33	$1.52
Operating income	$0.78	$1.31	$0.74	$0.99	$1.00	$2.09	$1.82
Diluted earnings per share
Net income (loss)	$1.52	$1.74	$1.34	$1.18	$(0.02)	$3.27	$1.48
Operating income	$0.76	$1.28	$0.72	$0.98	$0.98	$2.05	$1.77

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED BALANCE SHEETS

	As of	As of
	June 30, 2014	December 31, 2013
ASSETS
Fixed maturity investments trading, at fair value	$6,157,084	$6,100,798
Equity securities trading, at fair value	938,117	699,846
Other invested assets	932,639	911,392
Total investments	8,027,840	7,712,036
Cash and cash equivalents	635,138	531,936
Restricted cash	127,755	149,393
Insurance balances receivable	976,441	664,731
Funds held	414,445	632,430
Prepaid reinsurance	390,414	340,992
Reinsurance recoverable	1,301,742	1,234,504
Accrued investment income	30,968	32,236
Net deferred acquisition costs	163,259	126,661
Goodwill	277,761	268,376
Intangible assets	47,564	48,831
Balances receivable on sale of investments	164,713	76,544
Net deferred tax assets	35,867	37,469
Other assets	75,740	89,691
TOTAL ASSETS	$12,669,647	$11,945,830

LIABILITIES
Reserve for losses and loss expenses	$5,935,678	$5,766,529
Unearned premiums	1,703,684	1,396,256
Reinsurance balances payable	224,182	173,023
Balances due on purchases of investments	180,378	104,740
Senior notes	798,648	798,499
Dividends payable	21,870	16,732
Accounts payable and accrued liabilities	122,445	170,225
TOTAL LIABILITIES	$8,986,885	$8,426,004

SHAREHOLDERS' EQUITY
Common shares: 2014: par value CHF 4.10 per share and 2013: par value CHF 4.10 per share (2014: 99,515,760; 2013: 103,477,452 shares issued and 2014: 96,929,091; 2013: 100,253,646 shares outstanding)	402,907	$418,988
Treasury shares, at cost (2014: 2,586,669; 2013: 3,223,806)	(65,258)	(79,992)
Retained earnings	3,345,113	3,180,830
TOTAL SHAREHOLDERS' EQUITY	$3,682,762	$3,519,826
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$12,669,647	$11,945,830

Book value per share	$37.99	$35.11
Diluted book value per share	$36.98	$34.20

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED STATEMENTS OF CASH FLOWS

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013
CASH FLOWS PROVIDED BY (USED IN) OPERATING ACTIVITIES:
Net income (loss)	$151,863	$176,972	$137,907	$122,843	$(1,862)	$328,835	$157,130
Adjustments to reconcile net income (loss) to cash
provided by operating activities:
Net realized (losses) gains on sales of investments	(50,025)	(49,756)	(32,980)	(13,183)	(24,388)	(99,781)	(62,921)
Mark to market adjustments	(45,157)	(13,956)	(31,989)	(15,562)	141,810	(59,113)	95,698
Stock compensation expense	3,391	4,240	4,687	2,716	2,571	7,631	6,566
Undistributed income of equity method investments	16,036	(2,292)	(7,610)	(1,997)	(2,316)	13,744	(2,316)
Changes in:
Reserve for losses and loss expenses, net of
reinsurance recoverables	57,663	44,248	(22,722)	37,407	7,623	101,911	12,901
Unearned premiums, net of prepaid reinsurance	16,677	241,329	(133,430)	(57,697)	73,952	258,006	305,776
Insurance balances receivable	(135,986)	(174,899)	75,381	74,508	(147,121)	(310,885)	(304,088)
Funds held	33,356	184,629	(257,299)	12,468	(17,019)	217,985	(51,231)
Reinsurance balances payable	64,141	(12,982)	(20,620)	(12,241)	87,423	51,159	69,620
Net deferred acquisition costs	3,845	(40,443)	19,290	7,861	(11,661)	(36,598)	(45,802)
Net deferred tax assets	1,413	521	4,363	(1,282)	(12,813)	1,934	(14,970)
Accounts payable and accrued liabilities	30,348	(83,745)	41,457	27,061	25,179	(53,397)	(45,601)
Other items, net	(1,723)	29,230	(176)	21,628	(1,305)	27,507	12,880
Net cash provided by (used in) operating activities	145,842	303,096	(223,741)	204,530	120,073	448,938	133,642

CASH FLOWS PROVIDED BY (USED IN) INVESTING ACTIVITIES:
Net (purchases) sales of investments	(6,632)	(191,042)	(236,042)	188,616	68,966	(197,674)	(29,499)
Purchases of fixed assets	(3,265)	(2,336)	(1,139)	(808)	(985)	(5,601)	(3,363)
Change in restricted cash	16,815	4,823	108,124	(63,471)	(127,346)	21,638	(10,561)
Net cash paid for acquisitions	(2,565)	—	—	—	—	(2,565)	—
Net cash (used in) provided by investing activities	4,353	(188,555)	(129,057)	124,337	(59,365)	(184,202)	(43,423)

CASH FLOWS USED IN FINANCING ACTIVITIES:
Dividends paid — par value reduction	—	—	—	—	—	—	(12,981)
Dividends paid	(16,475)	(16,732)	(16,942)	(17,117)	—	(33,207)	—
Proceeds from the exercise of stock options	3,283	3,030	3,672	3,172	2,821	6,313	5,293
Share repurchases	(69,151)	(68,659)	(52,843)	(37,592)	(46,326)	(137,810)	(82,571)
Net cash used in financing activities	(82,343)	(82,361)	(66,113)	(51,537)	(43,505)	(164,704)	(90,259)

Effect of exchange rate changes on foreign currency cash	1,484	1,686	(2,200)	1,614	(5,681)	3,170	(7,736)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	69,336	33,866	(421,111)	278,944	11,522	103,202	(7,776)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	565,802	531,936	953,047	674,103	662,581	531,936	681,879
CASH AND CASH EQUIVALENTS, END OF PERIOD	$635,138	$565,802	$531,936	$953,047	$674,103	$635,138	$674,103

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended June 30, 2014

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$341,426	$204,478	$214,501	$760,405
Net premiums written	$221,950	$122,171	$209,803	$553,924
Net premiums earned	$214,593	$89,205	$233,449	$537,247
Total revenues	$214,593	$89,205	$233,449	$537,247

Expenses
Net losses and loss expenses	$145,485	$35,920	$133,450	$314,855
Acquisition costs	29,677	575	44,027	74,279
General and administrative expenses	46,593	29,411	20,184	96,188
Total expenses	$221,755	$65,906	$197,661	$485,322

Underwriting (loss) income	$(7,162)	$23,299	$35,788	$51,925

Net investment income				36,793
Net realized investment gains				85,217
Amortization of intangible assets				(634)
Interest expense				(14,592)
Foreign exchange loss				(651)
Income before income taxes				$158,058

GAAP Ratios
Loss and loss expense ratio	67.8%	40.3%	57.2%	58.6%
Acquisition cost ratio	13.8%	0.6%	18.9%	13.8%
General and administrative expense ratio	21.7%	33.0%	8.6%	17.9%
Expense ratio	35.5%	33.6%	27.5%	31.7%
Combined ratio	103.3%	73.9%	84.7%	90.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR QUARTER

	Three Months Ended June 30, 2013

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$307,297	$192,593	$265,310	$765,200
Net premiums written	$221,419	$106,394	$253,409	$581,222
Net premiums earned	$197,436	$87,041	$222,794	$507,271
Total revenues	$197,436	$87,041	$222,794	$507,271

Expenses
Net losses and loss expenses	$124,364	$30,968	$119,796	$275,128
Acquisition costs	27,270	(358)	37,705	64,617
General and administrative expenses	38,302	24,135	18,148	80,585
Total expenses	$189,936	$54,745	$175,649	$420,330

Underwriting income	$7,500	$32,296	$47,145	$86,941

Net investment income				37,635
Net realized investment losses				(115,198)
Amortization of intangible assets				(634)
Interest expense				(14,188)
Foreign exchange loss				(490)
Loss before income taxes				$(5,934)

GAAP Ratios
Loss and loss expense ratio	63.0%	35.6%	53.8%	54.2%
Acquisition cost ratio	13.8%	(0.4)%	16.9%	12.7%
General and administrative expense ratio	19.4%	27.7%	8.1%	15.9%
Expense ratio	33.2%	27.3%	25.0%	28.6%
Combined ratio	96.2%	62.9%	78.8%	82.8%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2014

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$611,371	$338,842	$711,585	$1,661,798
Net premiums written	$424,690	$197,630	$703,218	$1,325,538
Net premiums earned	$426,716	$177,544	$463,272	$1,067,532
Total revenues	$426,716	$177,544	$463,272	$1,067,532

Expenses
Net losses and loss expenses	$287,480	$59,486	$243,175	$590,141
Acquisition costs	57,180	(374)	85,195	142,001
General and administrative expenses	84,030	54,171	38,327	176,528
Total expenses	$428,690	$113,283	$366,697	$908,670

Underwriting (loss) income	$(1,974)	$64,261	$96,575	$158,862

Net investment income				84,412
Net realized investment gains				139,422
Amortization of intangible assets				(1,267)
Interest expense				(29,126)
Foreign exchange loss				(700)
Income before income taxes				$351,603

GAAP Ratios
Loss and loss expense ratio	67.4%	33.5%	52.5%	55.3%
Acquisition cost ratio	13.4%	(0.2)%	18.4%	13.3%
General and administrative expense ratio	19.7%	30.5%	8.3%	16.5%
Expense ratio	33.1%	30.3%	26.7%	29.8%
Combined ratio	100.5%	63.8%	79.2%	85.1%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2013

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$563,315	$321,109	$717,857	$1,602,281
Net premiums written	$413,672	$184,139	$678,463	$1,276,274
Net premiums earned	$385,875	$171,255	$413,369	$970,499
Total revenues	$385,875	$171,255	$413,369	$970,499

Expenses
Net losses and loss expenses	$257,688	$59,903	$212,715	$530,306
Acquisition costs	50,398	(1,207)	72,111	121,302
General and administrative expenses	77,898	48,924	36,443	163,265
Total expenses	$385,984	$107,620	$321,269	$814,873

Underwriting (loss) income	$(109)	$63,635	$92,100	$155,626

Net investment income				71,023
Net realized investment losses				(35,561)
Amortization of intangible assets				(1,267)
Interest expense				(28,322)
Foreign exchange loss				(3,008)
Income before income taxes				$158,491

GAAP Ratios
Loss and loss expense ratio	66.8%	35.0%	51.5%	54.6%
Acquisition cost ratio	13.1%	(0.7)%	17.4%	12.5%
General and administrative expense ratio	20.2%	28.6%	8.8%	16.8%
Expense ratio	33.3%	27.9%	26.2%	29.3%
Combined ratio	100.1%	62.9%	77.7%	83.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Six Months Ended

	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$341,426	44.9%	$307,297	40.2%	$611,371	36.8%	$563,315	35.2%
International Insurance	204,478	26.9%	192,593	25.2%	338,842	20.4%	321,109	20.0%
Reinsurance	214,501	28.2%	265,310	34.6%	711,585	42.8%	717,857	44.8%
Total	$760,405	100.0%	$765,200	100.0%	$1,661,798	100.0%	$1,602,281	100.0%

Gross Premiums Written by Underwriting Location
United States	$442,549	58.2%	$440,151	57.5%	$963,321	58.0%	$918,594	57.3%
Bermuda	185,872	24.4%	211,040	27.6%	415,503	25.0%	439,712	27.4%
Europe	77,985	10.3%	60,234	7.9%	181,321	10.9%	146,743	9.2%
Asia Pacific	50,905	6.7%	53,775	7.0%	97,729	5.9%	97,232	6.1%
Canada	3,094	0.4%	—	0.0%	3,924	0.2%	—	0.0%
Total	$760,405	100.0%	$765,200	100.0%	$1,661,798	100.0%	$1,602,281	100.0%

Direct Premiums Written by Insured Location(1)
United States	$467,617	85.7%	$435,364	87.1%	$813,466	85.6%	$774,307	87.5%
United Kingdom	23,758	4.4%	17,464	3.5%	42,066	4.4%	30,275	3.4%
Canada	7,185	1.3%	2,787	0.6%	10,674	1.1%	4,701	0.5%
Australia	6,167	1.1%	4,976	1.0%	10,581	1.1%	9,658	1.1%
Germany	3,634	0.7%	3,395	0.7%	9,117	1.0%	8,093	0.9%
All other	37,543	6.8%	35,904	7.1%	64,309	6.8%	57,390	6.6%
Total	$545,904	100.0%	$499,890	100.0%	$950,213	100.0%	$884,424	100.0%

(1) Excludes reinsurance segment gross premiums written.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	Three Months Ended				Six Months Ended

	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$119,722	35.1%	$97,363	31.7%	$198,956	32.5%	$164,244	29.2%
Professional liability	61,977	18.2%	64,442	21.0%	124,176	20.3%	127,528	22.6%
Healthcare	37,715	11.0%	46,517	15.1%	72,103	11.8%	100,039	17.8%
General property	34,758	10.2%	35,641	11.6%	53,736	8.8%	55,294	9.8%
Programs	34,187	10.0%	33,659	11.0%	73,234	12.0%	66,601	11.8%
Inland marine	20,709	6.1%	12,733	4.1%	32,801	5.4%	20,697	3.7%
Environmental	11,413	3.3%	9,714	3.2%	21,743	3.6%	16,327	2.9%
Other	20,945	6.1%	7,228	2.3%	34,622	5.6%	12,585	2.2%
Total	$341,426	100.0%	$307,297	100.0%	$611,371	100.0%	$563,315	100.0%

International Insurance
General property	$65,520	32.0%	$65,180	33.8%	$102,146	30.1%	$103,868	32.3%
Professional liability	62,191	30.4%	57,204	29.7%	99,778	29.4%	90,363	28.1%
General casualty	40,636	19.9%	44,398	23.0%	60,706	17.9%	68,362	21.3%
Healthcare	19,917	9.7%	21,189	11.0%	47,118	13.9%	47,717	14.9%
Trade credit	7,008	3.4%	4,622	2.4%	15,494	4.6%	10,799	3.4%
Aviation	6,643	3.2%	—	0.0%	9,515	2.8%	—	0.0%
Other	2,563	1.4%	—	0.0%	4,085	1.3%	—	0.0%
Total	$204,478	100.0%	$192,593	99.9%	$338,842	100.0%	$321,109	100.0%

Reinsurance
Property	$119,808	55.9%	$152,403	57.4%	$370,262	52.0%	$364,018	50.7%
Casualty	64,422	30.0%	76,755	29.0%	149,514	21.0%	174,291	25.0%
Specialty	30,271	14.1%	36,152	13.6%	191,809	27.0%	179,548	25.0%
Total	$214,501	100.0%	$265,310	100.0%	$711,585	100.0%	$717,857	100.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Six Months Ended

	June 30, 2014		June 30, 2013		June 30, 2014		June 30, 2013
	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)	Amount	% of NPE(1)
U.S. Insurance
Current year - non-catastrophe	$144,420	67.3%	$127,306	64.5%	$285,646	67.0%	$250,083	64.8%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	1,065	0.5%	(2,942)	(1.5)%	1,834	0.4%	7,605	2.0%
Net losses and loss expenses	$145,485	67.8%	$124,364	63.0%	$287,480	67.4%	$257,688	66.8%

International Insurance
Current year - non-catastrophe	$55,939	62.7%	$56,664	65.1%	$108,870	61.3%	$115,263	67.3%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	(20,019)	(22.4)%	(25,696)	(29.5)%	(49,384)	(27.8)%	(55,360)	(32.3)%
Net losses and loss expenses	$35,920	40.3%	$30,968	35.6%	$59,486	33.5%	$59,903	35.0%

Reinsurance
Current year - non-catastrophe	$159,634	68.4%	$139,586	62.7%	$289,624	62.5%	$257,458	62.3%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	(26,184)	(11.2)%	(19,790)	(8.9)%	(46,450)	(10.0)%	(44,743)	(10.8)%
Net losses and loss expenses	$133,450	57.2%	$119,796	53.8%	$243,174	52.5%	$212,715	51.5%

Consolidated
Current year - non-catastrophe	$359,993	67.0%	$323,556	63.7%	$684,140	64.1%	$622,804	64.1%
Current year - property catastrophe	—	0.0%	—	0.0%	—	0.0%	—	0.0%
Prior year - increase (decrease)	(45,138)	(8.4)%	(48,428)	(9.5)%	(94,000)	(8.8)%	(92,498)	(9.5)%
Net losses and loss expenses	$314,855	58.6%	$275,128	54.2%	$590,140	55.3%	$530,306	54.6%

(1) "NPE" means net premiums earned.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT QUARTER

	Three Months Ended June 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	2013	Total

U.S. Insurance
General casualty	$(0.1)	$—	$—	$(0.2)	$(2.5)	$—	$1.4	$—	$(1.9)	$4.2	$0.9
Programs	—	—	—	(0.1)	(0.3)	(0.3)	0.3	(0.8)	(0.6)	(1.4)	(3.2)
General property	—	—	—	—	—	—	0.5	(1.6)	(0.3)	3.2	1.8
Healthcare	(1.4)	(0.5)	—	0.0	(0.8)	1.1	0.1	9.9	2.0	2.1	12.5
Professional liability	—	—	—	(0.3)	(0.4)	(9.5)	(1.0)	1.7	1.6	—	(7.9)
Inland Marine	—	—	—	—	—	—	—	—	(0.2)	(0.4)	(0.6)
Environmental	—	—	—	—	—	—	(0.2)	(1.0)	(1.2)	—	(2.4)
Total	$(1.5)	$(0.5)	$—	$(0.6)	$(4.0)	$(8.7)	$1.1	$8.2	$(0.6)	$7.7	$1.1

International Insurance
General casualty	$5.2	$(0.7)	$(1.2)	$(1.4)	$15.5	$(6.6)	$(4.1)	$2.0	$(0.1)	$—	$8.6
General property	—	(0.2)	(0.4)	(0.1)	—	(0.2)	(0.4)	(1.4)	(2.3)	(5.9)	(10.9)
Professional liability	(1.2)	(0.7)	3.5	(9.1)	(0.4)	(7.7)	(3.5)	(0.4)	6.0	—	(13.5)
Healthcare	(0.1)	0.1	—	—	—	—	(3.9)	(0.2)	(0.2)	—	(4.3)
Trade Credit	—	—	—	—	—	—	—	—	(1.2)	1.3	0.1
Total	$3.9	$(1.5)	$1.9	$(10.6)	$15.1	$(14.5)	$(11.9)	$0.0	$2.2	$(4.6)	$(20.0)

Reinsurance
Property	$0.4	$—	$(0.1)	$0.0	$0.1	$0.4	$0.4	$(5.1)	$(2.6)	$(15.9)	$(22.4)
Casualty	0.7	(0.6)	(0.5)	(0.2)	0.2	(1.2)	0.2	0.2	(0.9)	(0.8)	(2.9)
Specialty	(0.4)	(0.5)	(0.1)	(0.1)	—	0.2	0.2	(0.4)	5.9	(5.7)	(0.9)
Total	$0.7	$(1.1)	$(0.7)	$(0.3)	$0.3	$(0.6)	$0.8	$(5.3)	$2.4	$(22.4)	$(26.2)

Consolidated
U.S. insurance	$(1.5)	$(0.5)	$—	$(0.6)	$(4.0)	$(8.7)	$1.1	$8.2	$(0.6)	$7.7	$1.1
International insurance	3.9	(1.5)	1.9	(10.6)	15.1	(14.5)	(11.9)	0.0	2.2	(4.6)	(20.0)
Reinsurance	0.7	(1.1)	(0.7)	(0.3)	0.3	(0.6)	0.8	(5.3)	2.4	(22.4)	(26.2)
Total	$3.1	$(3.1)	$1.2	$(11.5)	$11.4	$(23.8)	$(10.0)	$2.9	$4.0	$(19.3)	$(45.1)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – CURRENT YEAR TO DATE

	Six Months Ended June 30, 2014
(Favorable) Unfavorable Development ($ in millions)	2004 and Prior	2005	2006	2007	2008	2009	2010	2011	2012	2013	Total

U.S. Insurance
General casualty	$(3.0)	$—	$—	$(0.7)	$(4.8)	$0.3	$1.3	$2.0	$(1.9)	$4.2	$(2.6)
Programs	—	—	—	0.9	1.3	(3.3)	0.3	(1.8)	(0.8)	(1.4)	(4.8)
General property	—	—	—	—	—	—	0.5	(1.6)	(0.3)	3.2	1.8
Healthcare	(1.7)	(0.5)	—	(0.3)	(0.6)	3.1	0.1	14.2	3.8	2.1	20.2
Professional liability	—	—	—	(0.3)	(0.4)	(9.1)	(1.0)	1.2	0.4	—	(9.2)
Inland Marine	—	—	—	—	—	—	—	(0.3)	(0.5)	(0.4)	(1.2)
Environmental	—	—	—	—	—	—	(0.2)	(1.0)	(1.2)	—	(2.4)
Total	$(4.7)	$(0.5)	$—	$(0.4)	$(4.5)	$(9.0)	$1.0	$12.7	$(0.5)	$7.7	$1.8

International Insurance
General casualty	$9.6	$(1.4)	$(2.5)	$(3.5)	$11.4	$(9.3)	$(8.8)	$1.9	$(0.1)	$—	$(2.7)
General property	(0.3)	0.1	(0.5)	(1.1)	(0.3)	(0.7)	0.1	(4.6)	(4.6)	(10.1)	(22.0)
Professional liability	(1.4)	(1.6)	3.2	(22.8)	(1.0)	(10.3)	(3.6)	(0.8)	5.9	—	(32.4)
Healthcare	(0.1)	(0.9)	(0.9)	(1.0)	(0.8)	—	(3.9)	(0.5)	(0.2)	16.0	7.7
Trade Credit	—	—	—	—	—	—	(0.1)	(1.0)	(0.2)	1.3	0.0
Total	$7.8	$(3.8)	$(0.7)	$(28.4)	$9.3	$(20.3)	$(16.3)	$(5.0)	$0.8	$7.2	$(49.4)

Reinsurance
Property	$0.5	$—	$(0.2)	$(0.2)	$(0.2)	$0.3	$1.0	$(5.8)	$(4.3)	$(29.6)	$(38.5)
Casualty	(0.7)	—	(1.8)	(2.1)	(1.2)	(1.0)	1.0	1.1	(0.2)	1.4	(3.5)
Specialty	(0.4)	(0.3)	(0.1)	(0.1)	—	0.3	0.3	(0.4)	4.8	(8.5)	(4.4)
Total	$(0.6)	$(0.3)	$(2.1)	$(2.4)	$(1.4)	$(0.4)	$2.3	$(5.1)	$0.3	$(36.7)	$(46.4)

Consolidated
U.S. insurance	$(4.7)	$(0.5)	$—	$(0.4)	$(4.5)	$(9.0)	$1.0	$12.7	$(0.5)	$7.7	$1.8
International insurance	7.8	(3.8)	(0.7)	(28.4)	9.3	(20.3)	(16.3)	(5.0)	0.8	7.2	(49.4)
Reinsurance	(0.6)	(0.3)	(2.1)	(2.4)	(1.4)	(0.4)	2.3	(5.1)	0.3	(36.7)	(46.4)
Total	$2.5	$(4.6)	$(2.8)	$(31.2)	$3.4	$(29.7)	$(13.0)	$2.6	$0.6	$(21.8)	$(94.0)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR QUARTER

	Three Months Ended June 30, 2013
(Favorable) Unfavorable Development ($ in millions)	2003 and Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$(0.3)	$(0.2)	$—	$(1.2)	$(1.4)	$0.3	$—	$0.8	$0.5	$(1.5)
Programs	—	—	—	(1.4)	(1.7)	0.1	(0.1)	(1.8)	(0.2)	1.4	(3.7)
General property	—	0.1	—	0.3	(0.2)	(1.3)	0.1	(2.5)	1.6	—	(1.9)
Healthcare	—	(0.7)	(0.7)	(1.7)	(1.5)	(3.6)	(1.3)	(1.0)	10.1	2.2	1.8
Professional liability	—	—	(0.5)	3.2	(1.5)	(4.3)	0.7	(1.8)	1.3	5.0	2.1
Other	—	—	—	—	—	—	—	(0.1)	(0.4)	0.8	0.3
Total	$0.0	$(0.9)	$(1.4)	$0.4	$(6.1)	$(10.5)	$(0.3)	$(7.2)	$13.2	$9.9	$(2.9)

International Insurance
General casualty	$6.6	$(0.7)	$(1.4)	$(3.3)	$(2.4)	$(2.0)	$1.7	$—	$(0.2)	$—	$(1.7)
General property	—	—	(0.1)	0.2	0.8	(0.4)	(3.7)	(2.7)	(1.6)	(4.9)	(12.4)
Professional liability	(0.2)	(4.7)	4.5	(1.4)	(5.5)	—	(6.1)	(0.1)	(0.1)	—	(13.6)
Healthcare	—	(0.2)	(0.1)	(0.4)	(0.4)	(0.4)	3.9	(0.2)	(0.2)	—	2.0
Total	$6.4	$(5.6)	$2.9	$(4.9)	$(7.5)	$(2.8)	$(4.2)	$(3.0)	$(2.1)	$(4.9)	$(25.7)

Reinsurance
Property	$—	$0.1	$(0.5)	$0.1	$—	$(0.1)	$—	$(0.6)	$(1.5)	$(22.6)	$(25.1)
Casualty	(0.3)	(1.1)	(0.1)	0.8	—	(1.1)	(0.1)	0.7	3.3	5.3	7.4
Specialty	—	(0.3)	(0.4)	0.4	—	(2.7)	1.5	—	0.8	(1.4)	(2.1)
Total	$(0.3)	$(1.3)	$(1.0)	$1.3	$—	$(3.9)	$1.4	$0.1	$2.6	$(18.7)	$(19.8)

Consolidated
U.S. insurance	$—	$(0.9)	$(1.4)	$0.4	$(6.1)	$(10.5)	$(0.3)	$(7.2)	$13.2	$9.9	$(2.9)
International insurance	6.4	(5.6)	2.9	(4.9)	(7.5)	(2.8)	(4.2)	(3.0)	(2.1)	(4.9)	(25.7)
Reinsurance	(0.3)	(1.3)	(1.0)	1.3	—	(3.9)	1.4	0.1	2.6	(18.7)	(19.8)
Total	$6.1	$(7.8)	$0.5	$(3.2)	$(13.6)	$(17.2)	$(3.1)	$(10.1)	$13.7	$(13.7)	$(48.4)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
NET LOSS RESERVE DEVELOPMENT BY LOSS YEAR – PRIOR YEAR TO DATE

	Six Months Ended June 30, 2013
(Favorable) Unfavorable Development ($ in millions)	2003 and Prior	2004	2005	2006	2007	2008	2009	2010	2011	2012	Total

U.S. Insurance
General casualty	$—	$(0.7)	$(0.5)	$—	$(4.5)	$(3.1)	$0.1	$—	$2.0	$0.5	$(6.2)
Programs	—	—	—	(1.4)	(3.3)	0.2	(0.7)	(2.7)	(0.6)	2.8	(5.7)
General property	—	0.1	—	0.3	(0.2)	(1.3)	(1.3)	(0.2)	1.5	2.0	0.9
Healthcare	(0.1)	(1.0)	(1.6)	(2.7)	(2.3)	(6.2)	(1.2)	(1.6)	13.1	9.0	5.4
Professional liability	—	(0.5)	(1.4)	2.7	(2.7)	(3.8)	0.1	(2.7)	2.1	18.3	12.1
Other	—	—	—	—	—	—	—	(0.1)	(0.4)	1.6	1.1
Total	$(0.1)	$(2.1)	$(3.5)	$(1.1)	$(13.0)	$(14.2)	$(3.0)	$(7.3)	$17.7	$34.2	$7.6

International Insurance
General casualty	$6.3	$2.4	$(7.0)	$(6.7)	$(8.7)	$(4.7)	$(1.2)	$(0.2)	$—	$0.9	$(18.9)
General property	—	—	(0.1)	(0.2)	1.1	(1.0)	(3.5)	(4.0)	(9.5)	(8.1)	(25.3)
Professional liability	(0.3)	(5.0)	3.3	(2.9)	(10.9)	0.3	(6.5)	(0.4)	(0.1)	—	(22.5)
Healthcare	(0.1)	(0.3)	(0.5)	(1.1)	8.2	(4.5)	10.6	(0.9)	(0.1)	—	11.3
Total	$5.9	$(2.9)	$(4.3)	$(10.9)	$(10.3)	$(9.9)	$(0.6)	$(5.5)	$(9.7)	$(7.2)	$(55.4)

Reinsurance
Property	$—	$0.1	$(2.3)	$0.1	$—	$(0.2)	$(0.1)	$(2.9)	$(8.5)	$(35.5)	$(49.3)
Casualty	0.2	(1.2)	(0.3)	0.7	(2.2)	(3.6)	(0.4)	0.9	3.3	5.3	2.7
Specialty	—	(0.3)	(0.5)	0.3	—	(3.1)	0.9	(0.1)	2.3	2.4	1.9
Total	$0.2	$(1.4)	$(3.1)	$1.1	$(2.2)	$(6.9)	$0.4	$(2.1)	$(2.9)	$(27.8)	$(44.7)

Consolidated
U.S. insurance	$(0.1)	$(2.1)	$(3.5)	$(1.1)	$(13.0)	$(14.2)	$(3.0)	$(7.3)	$17.7	$34.2	$7.6
International insurance	5.9	(2.9)	(4.3)	(10.9)	(10.3)	(9.9)	(0.6)	(5.5)	(9.7)	(7.2)	(55.4)
Reinsurance	0.2	(1.4)	(3.1)	1.1	(2.2)	(6.9)	0.4	(2.1)	(2.9)	(27.8)	(44.7)
Total	$6.0	$(6.4)	$(10.9)	$(10.9)	$(25.5)	$(31.0)	$(3.2)	$(14.9)	$5.1	$(0.8)	$(92.5)

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RESERVE FOR LOSSES AND LOSS EXPENSES

	As of June 30, 2014

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$483,069	$347,515	$464,119	$1,294,703
IBNR (net of reinsurance recoverable)	1,139,795	1,102,485	1,096,953	3,339,233
Total	$1,622,864	$1,450,000	$1,561,072	$4,633,936

IBNR/Total reserves (net of reinsurance recoverable)	70.2%	76.0%	70.3%	72.1%

	As of December 31, 2013

	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total

Case reserves (net of reinsurance recoverable)	$494,164	$332,382	$468,525	$1,295,071
IBNR (net of reinsurance recoverable)	1,066,119	1,149,402	1,021,433	3,236,954
Total	$1,560,283	$1,481,784	$1,489,958	$4,532,025

IBNR/Total reserves (net of reinsurance recoverable)	68.3%	77.6%	68.6%	71.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REINSURANCE RECOVERABLE

	June 30, 2014				December 31, 2013

	A.M. Best	Reinsurance			A.M. Best	Reinsurance
Top Ten Reinsurers	Rating	Recoverable	Percentage	Collateral	Rating	Recoverable	Percentage	Collateral

Munich Re	A+	$235,756	18.1%	$59,275	A+	$214,070	17.3%	$57,621
Axis Capital	A+	144,837	11.1%	7,789	A+	143,063	11.6%	6,485
Arch Re	A+	144,014	11.1%	3,588	A+	143,037	11.6%	3,588
Platinum Underwriters	A	95,267	7.3%	—	A	98,811	8.0%	—
Markel	A	90,000	6.9%	35,898	A	86,462	7.0%	39,292
Odyssey Reinsurance Company	A	83,206	6.4%	—	A	77,023	6.2%	—
XL Group	A	76,614	5.9%	—	A	68,857	5.6%	27,048
National Indemnity Company	A++	60,038	4.6%	—	A++	61,547	5.0%	—
Swiss Re	A+	58,497	4.5%	—	A+	50,588	4.1%	—
Transatlantic Holdings, Inc.	A	53,219	4.1%	—	A	50,125	4.1%	—
Top ten reinsurers		1,041,448	80.0%	106,550		993,583	80.5%	134,034
Other reinsurers' balances		260,294	20.0%	22,320		240,921	19.5%	19,546
Total reinsurance recoverable		$1,301,742	100.0%	$128,870		$1,234,504	100.0%	$153,580

		Reinsurance				Reinsurance
A.M Best Rating		Recoverable	Percentage	Collateral		Recoverable	Percentage	Collateral

A++		$79,187	6.1%	$947		$76,994	6.2%	$637
A+		704,023	54.1%	79,180		652,440	53.0%	79,291
A		505,140	38.8%	40,291		486,989	39.4%	72,959
A-		2,562	0.2%	—		1,750	0.1%	—
Total "A-" or higher		1,290,912	99.2%	120,418		1,218,173	98.7%	152,887
B++		5	0.0%	—		2,830	0.2%	693
NR		10,825	0.8%	8,452		13,501	1.1%	—
Total reinsurance recoverable		$1,301,742	100.0%	$128,870		$1,234,504	100.0%	$153,580

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
PROBABLE MAXIMUM LOSSES

		Consolidated Estimated Net Loss					Consolidated Estimated Net Loss
		1-in-100 Year	1-in-250 Year				1-in-100 Year	1-in-250 Year
		($ in millions)					($ in millions)
Zone	Peril	PML	PML	Zone		Peril	PML	PML

U.S. total	Hurricane	$517	$713	U.S. Southeast	(1)	Hurricane	$397	$525

U.S. total	Earthquake	$394	$512	U.S. Gulf Coast	(2)	Hurricane	$303	$380

				U.S. Northeast	(3)	Hurricane	$228	$388

				California		Earthquake	$363	$470

				(1) Florida, Georgia, North Carolina and South Carolina.
				(2) Alabama, Louisiana, Mississippi and Texas.
				(3) Connecticut, Maine, Massachusetts, New Hampshire, New York, Rhode Island and Vermont.

The above tables show our largest Probable Maximum Losses ("PMLs") from a single catastrophic event (1) within a specific peril which corresponds to peak industry catastrophe exposures and (2) within a defined zone which corresponds to peak industry catastrophe exposures at June 1, 2014. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Net loss estimates and zonal aggregates are before income tax and net of reinsurance and retrocessional recoveries. The 1-in-100 year and 1-in-250 year return periods refer to the frequency with which losses of a given amount or greater are expected to occur.

We develop the estimates of losses expected from certain catastrophes for our portfolio of insurance and reinsurance contracts using commercially available catastrophe models, including RMS and AIR. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and susceptibility to damage of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. If the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates. The events presented reflect a specific set of proscribed calculations and do not necessarily reflect all events that may impact us. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	As of June 30, 2014						As of December 31, 2013

		Average	Portfolio	Investment	Non-Investment
	Fair Value	Rating	Percentage	Grade	Grade	Total	Fair Value
Cash and cash equivalents	$762,893	AAA	8.7%	$762,893	$—	$762,893	$681,329
U.S. government securities	1,058,607	AA+	12.0%	1,058,607	—	1,058,607	1,370,089
U.S. government agencies	215,723	AA+	2.5%	215,723	—	215,723	306,700
Non-U.S. government and government agencies	185,071	AA+	2.1%	185,071	—	185,071	191,776
State, municipalities and political subdivisions	261,267	AA-	3.0%	242,300	18,967	261,267	231,555
Mortgage-backed securities:
Agency MBS	658,975	AA+	7.5%	658,975	—	658,975	725,515
Non-agency RMBS	129,536	B+	1.5%	39,613	89,923	129,536	275,820
CMBS	535,252	BBB	6.1%	309,172	226,080	535,252	291,167
Total mortgage-backed securities	1,323,763		15.1%	1,007,760	316,003	1,323,763	1,292,502
Corporate securities(1):
Financials	1,168,937	A	13.3%	1,132,942	35,995	1,168,937	958,794
Industrials	1,167,470	BBB	13.3%	852,999	314,471	1,167,470	1,174,047
Utilities	98,878	BBB+	1.1%	93,781	5,097	98,878	69,426
Total corporate securities	2,435,285		27.7%	2,079,722	355,563	2,435,285	2,202,267
Asset-backed securities:
Credit cards	67,593	AAA	0.8%	67,593	—	67,593	20,945
Auto receivables	11,241	AAA	0.1%	11,241	—	11,241	18,513
Student Loans	154,895	AA+	1.8%	154,895	—	154,895	151,507
Collateralized loan obligations	381,579	AA	4.3%	351,736	29,843	381,579	251,233
Other	62,059	AAA	0.7%	62,059	—	62,059	63,711
Total asset-backed securities	677,367		7.6%	647,524	29,843	677,367	505,909
Equities	938,117	N/A	10.7%	—	938,117	938,117	699,846
Other invested assets:
Private equity	266,837	N/A	3.0%	—	266,837	266,837	216,825
Hedge funds	505,176	N/A	5.7%	—	505,176	505,176	515,298
Other private securities	128,134	N/A	1.5%	—	128,134	128,134	147,311
High yield loan fund	32,492	N/A	0.4%	—	32,492	32,492	31,958
Total other invested assets	932,639		10.6%	—	932,639	932,639	911,392
Total investment portfolio	$8,790,732		100.0%	$6,199,600	$2,591,132	$8,790,732	$8,393,365

Annualized book yield, year to date	2.0%						1.9%
Duration(2)	2.1 years						2.4 years
Average credit quality (S&P)	A+						AA-

(1) Includes floating rate bank loans.
(2) Includes only fixed maturity investments and cash and cash equivalents.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Six Months Ended

	June 30,	June 30,	June 30,	June 30,
	2014	2013	2014	2013
NET INVESTMENT INCOME
Fixed maturity investments	$35,936	$32,662	$72,235	$65,187
Equity securities	5,912	4,409	9,165	7,608
Other invested assets: hedge funds and private equity	2,527	725	6,519	2,189
Other invested assets: other private securities	(3,417)	3,118	3,999	3,118
Cash and cash equivalents	571	529	1,010	1,017
Expenses	(4,736)	(3,808)	(8,516)	(8,096)
Net investment income	$36,793	$37,635	$84,412	$71,023

NET REALIZED INVESTMENT GAINS
Net realized gains on sale:
Fixed maturity investments	$10,307	$7,624	$17,765	$29,550
Equity securities	8,193	6,391	44,401	16,187
Other invested assets: hedge funds and private equity	33,189	9,131	39,567	14,693
Mark-to-market gains (losses):
Fixed maturity investments	36,426	(115,113)	58,882	(131,588)
Equity securities	21,316	(34,330)	(289)	(1,357)
Other invested assets: hedge funds and private equity	(10,494)	2,561	5,736	29,393
Net realized and unrealized (losses) on derivatives	(13,720)	8,538	(26,640)	7,561
Net realized investment gains	$85,217	$(115,198)	$139,422	$(35,561)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$122,010	$(77,563)	$223,834	$35,462

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$36,793	$37,635	$84,412	$71,023
Annualized net investment income	147,172	150,540	168,824	142,046
Average aggregate invested assets, at cost	$8,470,360	$8,239,006	$8,340,009	$8,247,988
Annualized investment book yield	1.7%	1.8%	2.0%	1.7%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$122,010	$(77,563)	$223,834	$35,462
Average aggregate invested assets, at fair value	$8,702,994	$8,459,473	$8,570,119	$8,446,080
Financial statement portfolio return	1.4%	(0.9)%	2.6%	0.4%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

Other Invested Assets:			Top 10 Corporate Exposures:

	Carrying Value	Unfunded			Fair Value	Portfolio
Fund Details	June 30, 2014	Commitments	Corporate		June 30, 2014	Percentage
Private Equity:			Bank of America Corp		$66,349	0.8%
Primary and secondary	$161,667	$239,697	JPMorgan Chase & Co		62,580	0.7%
Mezzanine debt	95,162	206,856	General Electric Co		59,822	0.7%
Distressed	10,008	4,941	Morgan Stanley		59,192	0.7%
Total private equity	266,837	451,494	Mitsubishi UFJ Financial Group		43,608	0.5%
Hedge Funds:			Wells Fargo & Co		42,835	0.5%
Distressed	165,253	—	Verizon Communications Inc		41,006	0.5%
Equity long/short	134,036	—	Citigroup Inc		36,845	0.4%
Multi-strategy	100,263	—	BNP Paribas SA		32,757	0.4%
Relative value credit	105,624	—	American Express Co		32,331	0.4%
Total hedge funds	505,176	—
Other private securities	128,134	—
High yield loan fund	32,492	—
Total other invested assets	$932,639	$451,494

Fixed Income Credit Quality:	June 30, 2014		December 31, 2013

Rating	Fair Value	Percentage	Fair Value	Percentage
U.S. government and agencies	$1,274,331	20.7%	$1,676,789	27.5%
AAA/Aaa	917,449	14.9%	755,360	12.4%
AA/Aa	1,410,093	22.9%	1,458,497	23.9%
A/A	1,239,008	20.1%	1,022,281	16.8%
BBB/Baa	595,827	9.7%	533,238	8.7%
Total BBB/Baa and above	5,436,708	88.3%	5,446,165	89.3%
BB/Bb	75,236	1.2%	195,653	3.2%
B/B	401,402	6.5%	329,267	5.4%
CCC+ and below	243,738	4.0%	129,713	2.1%
Total	$6,157,084	100.0%	$6,100,798	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION - June 30, 2014
			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign*	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$—	$—	$—	$—	$—	$—	$—	$—	$6,210	$—	$708	$6,918

Australia	Australia	—	0	—	—	—	—	—	62,040	1,841	—	3,479	67,360
	Total	—	0	—	—	—	—	—	62,040	1,841	—	3,479	67,360

Europe	Austria	—	—	—	—	—	—	—	—	—	—	125	125
	Belgium	—	—	—	—	—	—	—	—	12,040	—	3,750	15,790
	Denmark	—	—	—	—	—	—	—	—	—	—	2,021	2,021
	Finland	—	—	—	—	—	—	—	—	—	—	1,215	1,215
	France	—	—	—	—	—	—	870	68,579	26,543	10,215	102,070	208,277
	Germany	30,906	885	—	—	—	—	—	3,625	10,619	—	6,882	52,917
	Hungary	—	—	—	—	—	—	—	—	—	—	163	163
	Ireland	—	—	—	—	—	—	5,189	—	277	—	1,224	6,690
	Italy	—	—	—	—	—	—	—	520	—	—	4,881	5,401
	Luxembourg	—	—	—	—	—	—	3,685	—	14,024	—	258	17,967
	Netherlands	—	34,329	—	—	—	—	830	60,202	10,331	—	9,348	115,040
	Norway	—	—	—	—	—	—	—	21,031	2,761	—	881	24,673
	Poland	—	—	—	—	—	—	—		—	—	667	667
	Portugal	—	—	—	—	—	—	—	—	—	—	668	668
	Spain	—	—	—	—	—	—	—	3,244	13,702	—	827	17,773
	Sweden	—	—	—	—	—	—	—	36,099	1,689	—	7,884	45,672
	Switzerland	2,344	—	—	—	—	—	—	21,329	366	—	21,892	45,931
	United Kingdom	27,282	—	—	—	4,246	—	—	55,185	70,237	166	30,083	187,199
	Total	60,532	35,214	—	—	4,246	—	10,574	269,814	162,589	10,381	194,839	748,189

Latin	Brazil	3,638	—	—	—	—	—	—	0	11,945	—	309	15,892
America	Chile	—	—	—	—	—	—	—	6,206	—	—	—	6,206
	Mexico	25,813	—	—	—	—	—	—	—	6,493	—	506	32,812
	Panama	—	—	—	—	—	—	—	—	—	—	1,463	1,463
	Total	29,451	—	—	—	—	—	—	6,206	18,438	—	2,278	56,373

North	Bermuda	—	—	—	—	—	—	—	—	—	—	2,668	2,668
America	Canada	54,758	—	—	—	—	—	—	64,440	40,989	10,058	48,783	219,028
	Cayman Islands	—	—	—	—	—	—	144,873	—	3,612	—	—	148,485
	United States	1,300,492	—	261,267	658,975	125,290	535,252	521,920	681,055	921,915	75,261	514,589	5,596,016
	Total	1,355,250	—	261,267	658,975	125,290	535,252	666,793	745,495	966,516	85,319	566,040	5,966,197

Asia /	China	7,003	—	—	—	—	—	—	—	1,157	—	38,295	46,455
Middle East	Hong Kong	—	—	—	—	—	—	—	—	—	—	1,305	1,305
	Israel	—	—	—	—	—	—	—	—	808	—	193	1,001
	Japan	—	—	—	—	—	—	—	37,592	5,651	—	121,750	164,993
	Kyrgyzstan	—	—	—	—	—	—	—	—	—	—	214	214
	Macau	—	—	—	—	—	—	—	—	—	—	528	528
	Malaysia	—	—	—	—	—	—	—	—	—	—	926	926
	Qatar	—	—	—	—	—	—	—	7,060	239	—	—	7,299
	Singapore	—	—	—	—	—	—	—		971	—	3,393	4,364
	South Korea	6,282		—	—	—	—	—	5,679	—	3,178	1,540	16,679
	Taiwan	—	—	—	—	—	—	—	—	3,050	—	2,014	5,064
	Thailand	—	—	—	—	—	—	—	—	—	—	615	615
	UAE	—	—	—	—	—	—	—	720	—	—	—	720
	Total	13,285	—	—	—	—	—	—	51,051	11,876	3,178	170,773	250,163

	Grand Total	$1,458,518	$35,214	$261,267	$658,975	$129,536	$535,252	$677,367	$1,134,606	$1,167,470	$98,878	$938,117	$7,095,200

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
SHARE REPURCHASE DETAIL

			Average		Average	Remaining
	Aggregate Cost	Number of	Price paid	Average	Repurchase	Share
	of Shares	Shares	Per Share	Diluted Book	Price to Diluted	Repurchase
Period	Repurchased	Repurchased	Repurchased	Value Per Share (1)	Book Value	Authorization

Three Months Ended:
March 31, 2013	$36,245	1,296,351	$27.96	$31.52	88.7%
June 30, 2013	46,326	1,524,984	30.38	32.11	94.6%
September 30, 2013	40,574	1,282,164	31.64	32.56	97.2%
December 31, 2013	51,540	1,440,933	35.77	33.62	106.4%
Total - 2013	$174,685	5,544,432	$31.51	$32.53	96.9%

Three Months Ended:
March 31, 2014	$68,659	2,012,196	$34.12	$34.94	97.7%
June 30, 2014	70,874	1,949,496	36.36	36.37	100.0%
Total - 2014	$139,533	3,961,692	$35.22	$35.63	98.8%	$454,201

(1) Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of		As of
	June 30, 2014		December 31, 2013

Senior notes	$798,648		$798,499
Shareholders' equity	3,682,762		3,519,826
Total capitalization	$4,481,410		$4,318,325

Leverage Ratios
Debt to total capitalization	17.8%		18.5%

Net premiums written (trailing 12 months)	$2,169,745		$2,120,481
Net premiums written (trailing 12 months) to shareholders' equity	0.59	x	0.60	x

Total investments and cash & cash equivalents	$8,790,733		$8,393,365
Total investments and cash & cash equivalents to shareholders' equity	2.39	x	2.38	x

Reserve for losses and loss expenses	$5,935,678		$5,766,529
Deduct: reinsurance recoverable	(1,301,742)		(1,234,504)
Net reserve for losses and loss expenses	$4,633,936		4,532,025
Net reserve for losses and loss expenses to shareholders' equity	1.26	x	1.29	x

Fixed Charge Coverage Ratio	Three Months Ended				Six Months Ended

	June 30,		June 30,		June 30,		June 30,
	2014		2013		2014		2013

Interest expense	$14,592		$14,188		$29,126		$28,322

Income (loss) before income taxes	158,058		(5,934)		351,603		158,491
Interest expense	14,592		14,188		29,126		28,322
Earnings for calculation of fixed coverage ratio	$172,650		$8,254		$380,729		$186,813

Fixed charge coverage ratio	11.8	x	0.6	x	13.1	x	6.6	x

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
OPERATING INCOME RECONCILIATION AND
BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

Net income (loss)	$151,863	$176,972	$137,907	$122,843	$(1,862)	$328,835	$157,130
Add after tax effect of:
Net realized investment (gains) losses	(76,443)	(47,164)	(64,027)	(25,395)	104,897	(123,605)	27,555
Foreign exchange loss	651	49	658	4,353	490	700	3,008
Operating income	$76,071	$129,857	$74,538	$101,801	$103,525	$205,930	$187,693

Weighted average common shares outstanding
Basic	97,809,639	99,545,187	100,814,955	101,974,077	103,267,659	98,672,618	103,552,656
Diluted	99,724,802	101,584,662	103,129,812	104,184,579	105,408,888*	100,691,568	105,949,785

Basic per share data
Net income (loss)	$1.55	$1.78	$1.37	$1.20	$(0.02)	$3.33	$1.52
Add after tax effect of:
Net realized investment (gains) losses	(0.78)	(0.47)	(0.64)	(0.25)	1.02	(1.25)	0.27
Foreign exchange loss	0.01	0.00	0.01	0.04	0.00	0.01	0.03
Operating income	$0.78	$1.31	$0.74	$0.99	$1.00	$2.09	$1.82

Diluted per share data
Net income (loss)	$1.52	$1.74	$1.34	$1.18	$(0.02)*	$3.27	$1.48
Add after tax effect of:
Net realized investment (gains) losses	(0.77)	(0.46)	(0.62)	(0.24)	1.00	(1.23)	0.26
Foreign exchange loss	0.01	0.00	0.01	0.04	0.00	0.01	0.03
Operating income	$0.76	$1.28	$0.72	$0.98	$0.98	$2.05	$1.77

* Diluted weighted average common shares outstanding were only used in the calculation of diluted operating income per share. There were no common share equivalents included in calculating diluted earnings per share as there was a net loss and any additional shares would be anti-dilutive.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Six Months Ended

	June 30,	March 31,	December 31,	September 30,	June 30,	June 30,	June 30,
	2014	2014	2013	2013	2013	2014	2013

Opening shareholders' equity	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,519,826	$3,326,335
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted opening shareholders' equity	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,431,963	$3,519,826	$3,326,335

Closing shareholders' equity	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,682,762	$3,373,229
Deduct: accumulated other comprehensive income	—	—	—	—	—	—	—
Adjusted closing shareholders' equity	$3,682,762	$3,616,678	$3,519,826	$3,443,928	$3,373,229	$3,682,762	$3,373,229

Average adjusted shareholders' equity	$3,649,720	$3,568,252	$3,481,877	$3,408,579	$3,402,596	$3,601,294	$3,349,782

Net income (loss) available to shareholders	$151,863	$176,972	$137,907	$122,843	$(1,862)	$328,835	$157,130

Annualized net income (loss) available to
shareholders	$607,452	$707,888	$551,628	$491,372	$(7,448)	$657,670	$314,260

Annualized return on average shareholders' equity -
net income (loss) available to shareholders	16.6%	19.8%	15.8%	14.4%	(0.2)%	18.3%	9.4%

Operating income available to shareholders	$76,071	$129,857	$74,538	$101,801	$103,525	$205,930	$187,693

Annualized operating income available to
shareholders	$304,284	$519,428	$298,152	$407,204	$414,100	$411,860	$375,386

Annualized return on average shareholders' equity -
operating income available to shareholders	8.3%	14.6%	8.6%	11.9%	12.2%	11.4%	11.2%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of	As of
	June 30,	December 31,	June 30,
	2014	2013	2013

Price per share at period end	$38.02	$37.60	$30.50

Total shareholders' equity	$3,682,762	$3,519,826	$3,373,229

Basic common shares outstanding	96,929,091	100,253,646	102,527,493

Add: unvested restricted stock units	516,546	143,697	251,190

Add: performance based equity awards	619,428	804,519	812,559

Add: employee purchase plan	29,293	55,596	31,866

Add: dilutive stock options outstanding	2,620,016	2,928,312	3,333,798
Weighted average exercise price per share	$16.24	$16.07	$15.88
Deduct: stock options bought back via treasury method	(1,119,123)	(1,251,687)	(1,735,830)

Common shares and common share equivalents outstanding	99,595,251	102,934,083	105,221,076

Basic book value per common share	$37.99	$35.11	$32.90
Year-to-date percentage change in basic book value per common share	8.2%	6.7%

Diluted book value per common share	$36.98	$34.20	$32.06
Year-to-date percentage change in diluted book value per common share	8.1%	6.7%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG
REGULATION G

In presenting the company's results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company's results of operations in a manner that allows for a more complete understanding of the underlying trends in the company's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME
Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net foreign exchange gain or loss, impairment of intangible assets and other non-recurring items. The company excludes net realized investment gains or losses, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company's results of operations and the company's underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 29 for the reconciliation of net income to operating income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS' EQUITY ("ROAE")
Annualized return on average shareholders' equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 30 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS' EQUITY
Annualized operating return on average shareholders' equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders' equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders' equity explanation above. See page 29 for the reconciliation of net income to operating income and page 30 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE
The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 31 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD
Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company's investments and to show the components of the company's ROAE. See page 24 for the calculation of annualized investment book yield.